UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2003

APAC CUSTOMER SERVICES, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	0-26786 (Commission File Number)	36-2777140 (IRS Employer Identification No.)

Six Parkway North, Deerfield, Illinois (Address of principal executive offices)		60015 (Zip Code)

Registrant’s telephone number, including area code: (847) 374-4980

Item 5. Other Information.

On July 30, 2003, Registrant issued a press release setting forth the Registrant’s appointment of Paul Liska and Samuel Skinner as members of the board of directors.

Item 9. Regulation FD Disclosure.

See Item 12.  Results of Operations and Financial Condition

Item 12. Results of Operations and Financial Condition.

On July 30, 2003, Registrant issued a press release setting forth Registrant’s financial and operating results for the second quarter of 2003.    A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. Such information, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

Exhibits:

99.1                                      Press Release issued by APAC Customer Services, Inc. on July 30, 2003 regarding Results of Operations and Financial Condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc. (Registrant)

Date: July 30, 2003	By:	/s/ Marc T. Tanenberg
Marc T. Tanenberg Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by APAC Customer Services, Inc. on July 30, 2003 regarding Results of Operations and Financial Condition.